Exhibit 10.1

OMNIBUS AMENDMENT TO

PARTICIPATION AGREEMENT,

PUT OPTION AGREEMENT

AND CALL OPTION AGREEMENT

DATED AS OF MARCH 9, 2009

HEALTH NET FUNDING, INC.,

HEALTH NET, INC.,

LODGEMORE HOLDINGS INC.

ING BANK N.V.

and

HEALTH NET FINANCING, L.P.

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THIS OMNIBUS AMENDMENT TO PARTICIPATION AGREEMENT, PUT OPTION AGREEMENT AND CALL OPTION AGREEMENT (this “Amendment”), dated as of March 9, 2009, is entered into among HEALTH NET FUNDING, INC., a corporation organized under the laws of the State of Delaware (together with its permitted assigns and successors, “U.S. Investor”), HEALTH NET, INC., a publicly traded U.S. Corporation (together with its permitted assigns and successors, “U.S. Parent”), LODGEMORE HOLDINGS, INC., a Canadian corporation (together with its permitted assigns and successors, “Canadian Investor”), ING BANK N.V., a public limited liability company organized under the laws of the Netherlands (together with its permitted assigns and successors, “Credit Risk Bank”), and HEALTH NET FINANCING, L.P., a Delaware limited partnership (together with its permitted assigns and successors, the “Partnership”).

WITNESSETH:

WHEREAS, U.S. Investor, U.S. Parent, Canadian Investor, Credit Risk Bank and the Partnership entered into that certain Participation Agreement, dated as of December 19, 2007, among U.S. Investor, U.S. Parent, Canadian Investor, Credit Risk Bank and the Partnership, as amended by the First Amendment thereto, dated as of April 29, 2008, and the Omnibus Amendment to the Participation Agreement and Put Option Agreement, dated as of November 10, 2008, the “Participation Agreement”;

WHEREAS, U.S. Investor, Canadian Investor and Credit Risk Bank are parties to the Put Option Agreement, as amended;

WHEREAS, U.S. Investor, Credit Risk Bank (as assignee of U.S. Investor) and Canadian Investor are parties to the Call Option Agreement; and

WHEREAS, U.S. Investor, U.S. Parent, Canadian Investor, Credit Risk Bank and the Partnership wish to further amend certain provisions of the Participation Agreement, Put Option Agreement and Call Option Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1. All capitalized terms used herein (including in the recitals above) shall, unless otherwise defined herein, have the respective meanings set forth in Appendix A to the Participation Agreement.

Section 1.2. In this Amendment, unless the context shall otherwise require:

(a) all references to sections, exhibits, schedules or appendices are references to sections, exhibits, schedules or appendices of this Amendment unless otherwise stated:

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(b) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor;

(c) the headings are inserted for convenience only and shall not define or limit, nor affect the interpretation of, the provisions hereof;

(d) words denoting the singular only shall include the plural and vice versa;

(e) “include” and “including” are not limiting; and;

(f) all references to documents are to those documents as amended, modified and supplemented from time to time.

ARTICLE II

AMENDMENTS

Section 2.1. Amendment of the Participation Agreement. The definition of “Class A Limited Partner Early Termination Event” in Appendix A to the Participation Agreement is hereby amended as follows:

(a) any text in Schedule 2.1 hereto that is struck through shall be deleted; and

(b) any text in Schedule 2.1 hereto that is double underscored shall be added.

Section 2.2. Amendments to the Call Option Agreement.

(a) Section 2.02(a) of the Call Option Agreement is hereby amended as follows:

(i) any text in Schedule 2.2(a) hereto that is struck through shall be deleted; and

(ii) any text in Schedule 2.2(a) hereto that is double underscored shall be added.

(b) Section 2.02(d) of the Call Option Agreement is hereby amended as follows:

(i) any text in Schedule 2.2(b) hereto that is struck through shall be deleted; and

(ii) any text in Schedule 2.2(b) hereto that is double underscored shall be added.

Section 2.3. Amendments to Put Option Agreement.

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(a) Section 2.02(a) of the Put Option Agreement is hereby amended as follows:

(i) any text in Schedule 2.3(a) hereto that is struck through shall be deleted; and

(ii) any text in Schedule 2.3(a) hereto that is double underscored shall be added.

(b) Section 2.02(e) of the Put Option Agreement is hereby amended as follows:

(i) any text in Schedule 2.3(b) hereto that is struck through shall be deleted; and

(ii) any text in Schedule 2.3(b) hereto that is double underscored shall be added.

(c) Clause (k) Article IV of the Put Option Agreement is hereby amended by deleting the words “U.S. Parent fails to have a Threshold Rating” and replacing them with the word “[Reserved]”.

ARTICLE III

COUNTERPARTS; MISCELLANEOUS

Section 3.1. This Amendment may be signed in two or more counterparts which, when taken together, shall constitute one and the same instrument.

Section 3.2. Excepted as amended hereby, the Participation Agreement, the Put Option Agreement and the Call Option Agreement remain in full force and effect. In addition, the parties confirm that (i) the Memorandum of Understanding remains in full force and effect and (ii) any agreement entered into by the parties amending a Transaction Document shall be considered a Transaction Document.

ARTICLE IV

GOVERNING LAW

Section 4.1. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, this Omnibus Amendment has been executed on behalf of the parties as of the day and year first above written.

HEALTH NET FUNDING, INC.

By:	/s/ Jonathan Rollins
Name:	Jonathan Rollins
Title:	Treasurer

HEALTH NET, INC.

By:	/s/ Jonathan Rollins
Name:	Jonathan Rollins
Title:	Treasurer

LODGEMORE HOLDINGS, INC.

By:	/s/ Kieran O’Donnell
Name:	Kieran O’Donnell
Title:	Director

ING BANK N.V.

By:	/s/ Albert Jan Visser
Name:	Albert Jan Visser
Title:	Managing Director

By:	/s/ B. Petit-Yuelin
Name:	B. Petit-Yuelin
Title:	Director

HEALTH NET FINANCING, L.P.

By:	Health Net Funding, Inc., as General Partner

By:	/s/ Jonathan Rollins
Name:	Jonathan Rollins
Title:	Treasurer

Schedule 2.1

“Class A Limited Partner Early Termination Event” means (i) the exercise of the Put Option pursuant to Section 2.02(a)(y) (but not 2.02(a)(x) or 2.02(b)) of the Put Option Agreement or the deemed exercise of the Call Option as a result of such exercise of such Put Option, unless U.S. Parent fails to have a Threshold Rating at such time or (ii) the exercise of the Put Option pursuant to Section 2.02(b) of the Put Option Agreement as a result of the occurrence of the Credit Risk Bank Acceleration Event set forth in clause (v) or (vi) of the definition thereof or the deemed exercise of the Call Option as a result of such exercise of such Put Option or (iii) the exercise of the Call Option pursuant to Section 2.02(a)(x) of the Call Option Agreement as a result of the Call Option Early Termination Event set forth in Article IV(a)(y) of the Call Option Agreement or the deemed exercise of the Put Option as a result of such exercise of such Call Option or (iv) the exercise or deemed exercise of the Put Option as a result of the occurrence of the Put Option Early Termination Event under Article IV(m) of the Put Option Agreement or the deemed exercise of the Call Option as a result of such exercise of such Put Option.

Schedule 2.2(a)

Section 2.02. Exercise of Option.

(a) The Call Option may be exercised by U.S. Investor serving a notice upon Canadian Investor (a “Call Option Notice”) (x) at any time during the continuance of a Call Option Event or (y) at any time after ~~December 20~~February 2, 2009, in each case specifying a Call Exercise Date not sooner than five ~~fifteen (1~~5~~)~~, and not later than eight (8), Business Days from the date of receipt of the Call Option Notice; provided that, in the case of a Call Option Event described in Section 3.01 (b), (c) or (d), if, as determined by U.S. Investor, any such change referred to therein would clearly have prospective effect only, U.S. Investor shall not designate a Call Exercise Date earlier than the later of (1) fifteen (15) Business Days from the date of the Call Option Notice and (2) the date that is forty-five (45) days prior to the effective date, as reasonably determined by U.S. Investor, for such change; provided further that, if a Call Option Notice is delivered pursuant to clause (x) above, U.S. Investor shall also specify in such Call Option Notice the Call Option Event that has occurred and is continuing (including, in the case of the Call Option Events described in Section 3.01 (b), (c), (d) and (e), such other information required pursuant to Section 3.02).

Notwithstanding the foregoing,

(i) upon the occurrence of a Call Option Early Termination Event under clause (d) or (e) of Article IV, U.S. Investor shall be deemed to have delivered a Call Option Notice specifying a Exercise Date of ten (10) Business Days after the occurrence of such Event of Bankruptcy or such event under clause (e) of Article IV, as the case may be, and any Call Option Notice delivered or deemed delivered hereunder specifying a later Call Exercise Date shall be deemed to have been revoked;

(ii) if a Call Option Notice (which has not been revoked or deemed revoked) specifying a Call Exercise Date of not later than December 20, 2012 shall not have been delivered (or deemed delivered) before October 20,2012 U.S. Investor shall be deemed to have delivered a Call Option Notice on that day specifying a Call Exercise Date of December 20, 2012. Any Call Option Notice specifying a later Call Exercise Date shall be deemed to have been revoked;

(iii) if a Put Option Notice is delivered (or deemed to be delivered (other than a deemed delivery pursuant to clause (iii) of Section 2.02(a) of the Put Option Agreement)) pursuant to Section 2.02 of the Put Option Agreement (other than as a result of the occurrence of a Put Option Early Termination Event described in clause (d) of Article IV of the Put Option Agreement), U.S. Investor shall be deemed to have delivered a Call Option Notice specifying a Call Exercise Date of five (5) Business Days ~~after~~ prior to the Put Exercise Date specified (or deemed to be specified) in such Put Option Notice (or, in the case of the deemed delivery of a Put Option Notice as a result of the occurrence of a Put Option Early Termination Event described in clause (d) of

Article IV of the Put Option Agreement, five (5) Business Days after the Put Exercise Date) unless such Put Option Notice specifies (or is deemed to specify) a Put Exercise Date of December 20, 2012 in which case, U.S. Investor shall be deemed to have delivered a Call Option Notice specifying a Call Exercise Date which is the same as the Put Exercise Date and the transfer of the Class A Limited Partnership Interest shall be consummated under this Agreement; and

(iv) any Call Option Notice deemed to have been delivered as a result of the delivery of a Put Option Notice shall be deemed to have been revoked if such Put Option Notice shall have been revoked or deemed to have been revoked pursuant to the Put Option Agreement.

Schedule 2.2(b)

Section 2.02 Exercise of Option

(d) For the avoidance of doubt, (x) no delivery (or deemed delivery) of a Put Option Notice in accordance with the Put Option Agreement shall prohibit or restrict the subsequent delivery or deemed delivery of a Call Option Notice in accordance with this Section 2.02, if U.S. Investor would in accordance with this Section 2.02 be permitted to specify or be deemed to specify in such Call Option Notice (and U.S. Investor actually specifies or is deemed to specify) a Call Exercise Date earlier than the Call Exercise Date deemed specified as a result of the delivery of such Put Option Notice and (y) no delivery (or deemed delivery) of a Call Option Notice in accordance herewith shall prohibit or restrict the subsequent delivery or deemed delivery of a Call Option Notice in accordance with this Section 2.02, if U.S. Investor would in accordance with this Section 2.02 be permitted to specify or be deemed to specify (and U.S. Investor actually specifies in the second such Call Option Notice or is deemed to specify) a Call Exercise Date earlier than the Call Exercise Date specified in the first such Call Option Notice. Upon the delivery or deemed delivery of any such subsequent Call Option Notice all prior Call Option Notices shall be deemed revoked.

Schedule 2.3(a)

Section 2.02. Exercise of Option.

(a) The Put Option may be exercised by Canadian Investor serving a notice upon Credit Risk Bank (a “Put Option Notice”) (with a copy to U.S. Investor) (x) at any time during the continuance of a Put Option Event or (y) at any time after ~~December 20~~ February 2, 2009, which Put Option Notice must specify a Put Exercise Date not sooner than ten (10) Business Days (or, in the case of a Put Option Notice delivered pursuant to clause (y) at a time when U.S. Parent has a Threshold Rating, not sooner than thirty (30) days) from the date of receipt of the Put Option Notice; provided that, in the case of a Put Option Event described in Section 3.01(b), (c) or (d), if, as determined by Canadian Investor, any such change referred to therein would clearly have prospective effect only, Canadian Investor shall not designate a Put Exercise Date earlier than the later of (1) ten (10) Business Days from receipt by Credit Risk Bank of the Put Option Notice and (2) the date that is forty-five (45) days prior to the effective date, as reasonably determined by Canadian Investor, for such change; provided, further, that, if a Put Option Notice is delivered pursuant to clause (x) above, Canadian Investor shall also specify in such Put Option Notice the Put Option Event that has occurred and is continuing (including, in the case of the Put Option Events described in Section 3.01(b), (c), (d) or (e), such other information required pursuant to Section 3.02).

Notwithstanding the foregoing:

(i) upon the occurrence of a Put Option Early Termination Event under (A) clause (d) of Article IV, Canadian Investor shall be deemed to have delivered a Put Option Notice specifying a Put Exercise Date of the date of the occurrence of such Put Option Early Termination Event or (B) clause (m) of Article IV, Canadian Investor shall be deemed to have delivered a Put Option Notice specifying a Put Exercise Date of thirty (30) days following the occurrence of such Put Option Early Termination Event, and any Put Option Notice delivered or deemed delivered hereunder specifying a later Put Exercise Date shall be deemed to have been revoked;

(ii) if a Put Option Notice (which has not been revoked) specifying a Put Exercise Date of not later than December 20, 2012 shall not have been delivered (or deemed delivered) before October 20, 2012, Canadian Investor shall be have delivered a Put Option Notice on that day specifying a Put Exercise Date of December 20, 2012. Any Put Option Notice specifying a later Put Exercise Date shall be deemed to have been revoked;

(iii) if a Call Option Notice is delivered (or deemed delivered (other than a deemed delivery pursuant to clause (iii) of Section 2.02(a) of the Call Option Agreement)) pursuant to Section 2.02 of the Call Option Agreement (other than with respect to the occurrence of a Call Option Early Termination Event under clause (d) or (e) of Article IV of the Call Option Agreement), then unless the Class A Limited Partnership Interest is transferred pursuant to the Call Option Agreement on the Call Exercise Date and all of the payments required by Section

2.03 shall have been made on the Call Exercise Date, Canadian Investor shall be deemed to have delivered a Put Option Notice on the Call Exercise Date specifying a Put Exercise Date ~~of five (5) Business Days prior to~~ which is the same as the Call Exercise Date specified in such Call Option Notice; provided that in the case of any ~~unless such~~ Call Option Notice which specifies (or is deemed to specify) a Call Exercise Date of December 20, 2012, ~~in which case,~~ Canadian Investor shall, as of the delivery of such Call Option Notice, be deemed to have delivered a Put Option Notice, specifying a Put Exercise Date which is the same as the Call Exercise Date and the transfer of the Class A Limited Partnership shall be consummated under the Call Option Agreement; and

(iv) any Put Option Notice deemed to have been delivered as a result of the delivery of a Call Option Notice shall be deemed to have been revoked if such Call Option Notice shall have been revoked or deemed to have been revoked pursuant to the Call Option Agreement.

Schedule 2.3(b)

Section 2.02 Exercise of Option

(e) For the avoidance of doubt, (x) no delivery (or deemed delivery) of a Call Option Notice in accordance with the Call Option Agreement shall prohibit or restrict the subsequent delivery or deemed delivery of a Put Option Notice in accordance with this Section 2.02, if Canadian Investor would in accordance with this Section 2.02 be permitted to specify in such Put Option Notice or be deemed to specify (and Canadian Investor actually specifies or is deemed to specify) a Put Exercise Date earlier than the Put Exercise Date deemed specified as a result of the delivery of such Call Option Notice and (y) no delivery (or deemed delivery) of a Put Option Notice in accordance herewith shall prohibit or restrict the subsequent delivery or deemed delivery of a Put Option Notice in accordance with this Section 2.02, if Canadian Investor would in accordance with this Section 2.02 be permitted to specify or be deemed to specify (and Canadian Investor actually specifies in the second such Put Option Notice or is deemed to specify) a Put Exercise Date earlier than the Put Exercise Date specified in the first such Put Option Notice. Upon the delivery or deemed delivery of any such subsequent Put Option Notice all prior Put Option Notices shall be deemed revoked.